DISCOVER A NEW AGE

B. Riley Institutional Investor Conference

Forward Looking Statements

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward-looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Large, Addressable Market, Changing Competitive Dynamics

Attractive, Rapidly Changing Industry



(in USD Bn)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$1
$3
$9
$39
$50
$55
$97
$326
Kombucha >50%
Coconut Water +29%
Functional Water +9%
Energy Drinks +6%
Sports Drinks +3%
RTD Tea +10%
RTD Coffee +11%
Juices -3%
CSD's +3%
Bottled Water +10%

Small Brands Leading Growth



(in USD Bn)
$200
$150
$100
$50
$-
$35 Billion for Small Brands
$60B
Small Brands
$95B
Big Brands
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Traditional Leaders Struggling



900
800
700
600
500
400
300
200
100
0
836
644
551
-3.1%
+4.2%
129
265
324
+2.8%
150
233
267
Carbonated Soft Drinks
Bottled Water
Better For You

Consolidation Accelerating



Number of Transactions
450
400
350
300
250
200
150
100
50
0
210
261
283
300
268
375
410
426
2009
2010
2011
2012
2013
2014
2015
2016

Source: Jefferies, Food Business News, Beverage Business Insights, SPINS, Beverage Daily, Pew Research, EthniFacts, GoodBelly, CNBC, FoodBev, BevNet, Euromonitor, Food Product Design, CapitalQ, Food Navigator, Nielsen, Brand Adoption, Campbell Soup Co. Annual Report, Beverage Marketing, Beverage Digest, Beverage Innovation 2015

New Age Beverages Portfolio of Brands

RTD Tea
$50Bn
+10%/yr



- *All Natural, No Preservatives*
- *No HFCS, Honey/Cane Sweetened*
- *Non-GMO, Gluten Free*
- *#1 Ranked in taste in US*

RTD Coffee
$55Bn
+11%



- *All Natural, Jamaican Coffee*
- *No HFCS, 100% Cane Sweetened*
- *Atobo Cocoa, Hormone free Milk*

Kombucha
$1.6Bn
+40%



- *100% Certified Organic*
- *9 Months life/non-refrigerated*
- *>2 Billion Live Probiotics*
- *#1 Ranked in taste in US*

Relaxation Drinks
$150MM
+12%



- *All Natural, No Preservatives*
- *No HFCS, Juice/Cane Sweetened*
- *Triple-Filtered Black Tea*

Energy Drinks
$39Bn
+6%



- *All Natural, No Preservatives*
- *No HFCS, 100% Cane Sweetened*
- *Non-GMO, Full Vitamin B-Complex*

Source: Global industry segment sizes and growth: BevNet, Euromonitor, Nielsen, Brand Adoption, Markets and Markets, Transparency Intl, Statistica

New Age Beverages
Portfolio of Brands

Brand	Segment	Product	Highlights
Aspen Pure (Naturally PH Balanced)	**Bottled Water** $326Bn +10%		- *Natural PH Balanced at up to 7.0* - *Artesian Source Water* - *Direct from the Colorado Rockies*
Aspen Pure (Probiotic Water)	**Functional Water** $100MM n/a		- *First RTD Shelf-Stable, 2 year shelf-life* - *12 different probiotic strains* - *No change in taste/color from original* - *Over 10 Billion live CFU's/bottle*
Coco Libre	**Coconut Water** $2.5Bn +22%		- *#1 multi-serve coconut water* - *First organic coconut water* - *Sustainably sourced, from concentrate* - *Diverse line of innovative products*
PediaAde	**Rehydration** $1Bn +11%		- *All-natural, organic coconut base* - *Most electrolytes in-market* - *Superior efficacy vs. competition* - *Infused with antioxidants, vitamins*
Enhanced Recovery	**Surgical Recovery** TBD		- *First ERAS beverage* - *Reduced Nausea, gastric stress* - *Faster recovery/healing* - *Increased patient satisfaction, comfort*

Source: Global industry segment sizes and growth: BevNet, Euromonitor, Nielsen, Brand Adoption, Markets and Markets, Transparency Intl, Statistica, BEVNET 2017

Competitive Brand in top beverage growth segments

US Beverages '10-'15 Segment Revenue Growth[1]


Kombucha
35%
Coconut Water
22%
RTD Coffee
19%
Functional Water
12%
Energy
10%
RTD Tea
8%
Bottled Water
7%
Sports Drinks
3%
CSD's
-2%
Juices
-4%
-10%
0%
10%
20%
30%
40%
búcha
live kombucha
coco libre
MARLEY
ONE DROP
ASPEN PURE
PROBIOTIC WATER
xing ENERGY
xing tea
Natural Premium Green Tea
MARLEY
MELLOW MOOD
ASPEN PURE
NATURALLY PH BALANCED

1) Beverage Industry Magazine, Annual Top 100 Report, IRI, Statista

Leadership Team	Experience	Key Expertise
Brent David Willis Chief Executive Officer	KRAFT, Coca-Cola, ABInBev, Cott	• 15+ years C-Level experience in global public and private companies • 15+ years Beverage experience, building companies and operations
Chuck Ence Chief Financial Officer	pepsi, Quantum, New Age	• 15+ years as a private company CFO and Controller for Pepsi • 22+ years in the Beverage Industry
Scott LeBon CEO, NABC, Inc.	7UP, New Age	• 25+ years as a in the Beverage Industry • 15+ years leading, developing New Age Beverages Operations
Dan Epstein CFO NABC, Inc., Controller	Coopers & Lybrand, pwc, HoMEDiCS	• Significant public and private company accounting expertise • Former CFO and CEO of Marley Beverages
Mike Carwin VP - Supply Chain	New Age	• 15+ years experience with New Age Beverages • Depth of experience in Supply Chain, Procurement
Terry Sperstad SVP Business Development	Coca-Cola, Red Bull, Quaker	• 25+ years experience in the Beverage Industry • Depth of Key Account Sales, Natural Channel Leadership
Tom LeBon President - North America	7UP, New Age	• 15+ years leading, developing New Age Beverage Sales • 25 years+ in the Beverage Industry
Josh Hillegas President - DSD	New Age	• 15+ years experience with New Age Beverages • Depth of Experience in Sales, Distribution, Operations

Board of Directors

Name	Title	Experience
Neil Fallon	Executive Chairman	American Brewing Co.
Brent Willis	Chief Executive Officer	KRAFT, Coca-Cola, ABInBev, Cott
Ed Brennan	Independent Director	DFS, macy's
Greg Fea	Independent Director	illy, DANONE
Tim Haas	Independent Director	Minute Maid, Coca-Cola
Dr. Reginald Kapteyn	Independent Director	VIVITRIS, NIH
David Vautrin	Independent Director	XFIT Brands, Cott

New Age Beverages Business Platform

Existing Core

Xing Tea – Natural Premium Green Tea
Xing Energy
Aspen Pure – Naturally PH Balanced

New Brands

Enhanced Recovery
PediaAde – Physician Developed
Aspen Pure – Probiotic Water

New Companies

Coco Libre
Mellow Mood
Premier Micronutrient
Búcha – Live Kombucha
One Drop

New Age Beverages Corporation – Denver Colorado

- Supply Chain Infrastructure
- Key Account Relationships
- National DSD Network
- Owned DSD Network
- National Sales Force

- National Manufacturing Network
- Scale and Resources
- Depth of Marketing
- R&D/Innovation
- Financial Strength

- Metrics
- Performance Management

- Culture
- ZBB, Costs

Superior, Sustainable, Profitable Growth

Financial Platform

BALANCE SHEET	Reported Q1 2016	Reported Q1 2017 *	Coco-Libre + Marley Q1 2017	Proforma Q1 2017
ASSETS				
CURRENT ASSETS:				
Cash	151,115	534,935	22,097	557,032
Accounts receivable, net of allowance for doubtful accounts	290,064	4,820,336	1,351,298	6,171,634
Inventories	222,051	3,869,331	2,889,635	6,758,966
Prepaid expenses and other current assets	5,562	590,899	475,333	1,066,232
Total current assets	**668,792**	**9,815,501**	**4,738,363**	**14,553,864**
Property and equipment, net of accumulated dereciation	62,477	1,676,974	92,850	1,769,824
Goodwill	389,014	4,895,241	10,826,392	15,721,633
Customer relationships, net of accumulated amortization	166,667	4,440,693	-	4,440,693
Total Assets	**1,286,950**	**20,828,409**	**15,657,605**	**36,486,014**
LIABILITIES AND STOCKHOLDERS' EQUITY				
CURRENT LIABILITIES:				
Accounts payable, accrued expenses and other current liabilities	767,603	3,893,114	1,452,933	5,346,047
Current portion of notes payable		0	0	0
Total current liabilities	**767,603**	**3,893,114**	**1,452,933**	**5,346,047**
Notes payable, net of unamortized discounts and current portion	268,066	0	1,570,952	1,570,952
Related party debt, net of unamortized disount	25,806	0	0	0
Total liabilites	1,061,475	3,893,114	3,023,885	6,916,999
STOCKHOLDER'S EQUITY:				
Common stock	15,436	31,307	0	31,307
Series A preferred stock	250	0	0	0
Series B preferred stock	255	0	0	0
Additional paid in capital	3,829,203	21,303,647	12,633,720	33,937,367
Accumulated deficit	(3,619,669)	(4,399,659)	-	(4,399,659)
Total stockholders' equity	225,475	16,935,295	12,633,720	29,569,015
Total Liabilities & Equity:	**1,286,950**	**20,828,409**	**15,657,605**	**36,486,014**

* Before recording the Coco Libre balance sheet, and including the sale of the building

Financial Platform

Summary Profit & Loss	Reported Q1 2016	Reported Q1 2017	Coco-Libre + Marley Q1 2017	Proforma Integrated Q1 2017
Gross Revenue	**669,614**	**11,437,638**	**4,062,210**	**15,499,848**
Net Revenues	**588,800**	**10,787,801**	**3,325,720**	**14,113,521**
COGS	449,730	7,933,293	2,071,871	10,005,164
Gross Margin	**139,070**	**2,854,508**	**1,253,849**	**4,108,357**
Gross Margin %	**23.6%**	**26.5%**	**37.7%**	**29.1%**
Shipping costs	49,751	419,179	146,549	565,728
Contribution Margin	**89,319**	**2,435,329**	**1,107,300**	**3,542,629**
Contribution Mgn %	**15.2%**	**22.6%**	**33.3%**	**25.1%**
Sales & Marketing	96,221	697,767	-	697,767
G&A	169,610	2,090,291	400,000	2,490,291
Legal/Professional	81,645	73,391	-	73,391
Operating Expenses	**347,476**	**2,861,449**	**400,000**	**3,261,449**
Interest	29,634	80,280	38,000	118,280
Other income		43,471	-	43,471
Other expense		244,425	-	244,425
Net Income	**(287,791)**	**(707,354)**	**669,300**	**(38,054)**
EBITDA				
Net Income	(287,791)	(707,354)	669,300	(38,054)
Interest	29,634	80,280	38,000	118,280
D&A	20,833	235,563	-	235,563
EBITDA	**(237,324)**	**(391,511)**	**707,300**	**315,789**
Transactional One-time Fees		231,925	-	231,925
Adjusted EBITDA	**(237,324)**	**(159,586)**	**707,300**	**547,714**

Roadmap



World leader in Healthy Functional Beverages
12/31/19
$xxxMM Revenue
xx% EBITDA Margin
[redacted]
[redacted]
[redacted]
[redacted]
2018
>$xxMM
"Cause"
Campaign
Launch new HFB Segment
Focus
Double down w/ existing customers
Expand to New customers
Strengthen Sales Capability
Implement Pervasive Marketing
Begin International Expansion
Accelerate R&D/ Innovation
[redacted]
Penetrate New channels
2017
>$75MM
Uplist to Senior Exchange
Professionalize IR Bloomberg
SLOW BLIND CORNER
Lock-ups
Replicate DSD "cells"
Define Company Objective, Mission, Strategies, and Action Plans
"Can't Change Creek"
Define & Capture Synergies
Focus
Consider additional Tuck-in acquisitions
Overhaul Brands 10x Down on key Brands
Expand Distribution
6/1/16

Organic Growth Progress

DSD Distributor	***Affiliation***	***Location***	***Brands***
Hensley Beverage Co	(AB InBev)	Arizona	Xing, Marley, Búcha
Southwest Beverage	(AB InBev)	Louisiana	Xing, Marley
Bill's Distributing	(AB InBev)	Wisconsin	Xing, Marley, Búcha, Aspen Pure
Lewis Bear Company	(AB InBev)	Florida	Xing, Marley, Búcha, Aspen Pure
Brewers Distributing	(AB InBev)	Illinois	Xing, Marley
Capitol Beverage	(AB InBev)	Minnesota	Xing, Búcha, Aspen Pure
Lake Beverage	(AB InBev)	New York	Marley, Búcha
Eagle Beverage	(AB InBev)	New York	Marley
Jim Carey Dist. Co.	(Miller/Coors)	Louisiana	Xing, Aspen Pure
Spirit & Sanzone	(Miller/Coors)	New York	Marley, Búcha
Mahaska Bottling	(Pepsi)	IA, NE, SD, KA	Xing, Marley, Búcha, Aspen Pure
United Distributing	(Independent)	California	Xing
Ray's Beverage	(Independent)	California	Xing, Marley
Energy Source Dist.	(Independent)	California	Xing, Marley
Haralambos Beverage	(Independent)	California	Xing, Marley
Palmentere Brothers	(Independent)	Missouri	Xing, Búcha
John Lenore & Co	(Independent)	California	Xing, Marley, Búcha, Aspen Pure
Gasko & Meyer	(Independent)	New York	Búcha
North Atlantic Naturals	(Independent)	MA, NH, MA	Xing, Marley, Búcha
Sharazi Distributing	(Independent)	MA	Búcha

organic

MARLEY
YERBA
MATE

Be Jammin´
Berry

USDA ORGANIC

16 FL OZ (473ML)

NEW AGE HEALTH SCIENCES

ASPEN PURE PROBIOTIC WATER

PediaAde Physician Developed

ENHANCED RECOVERY AFTER SURGERY ENHANCED RECOVERY

PremierMicronutrient CORPORATION

NEW AGE DENVER COLORADO ESTD 2003 BEVERAGES CORPORATION

DISCOVER A NEW AGE

Our purpose is to make a difference for consumers, with healthier alternatives. We intend to become the world's largest healthy functional beverage company, by staying true to that purpose.

Join Us and Discover A New Age...of Healthy Beverages and Lifestyles.

New Age: One of the only BevCo's with intellectual property

#	Patent Number	Patent	Subject/Outcome
1)	6,849,613	"Multiple Antioxidant Micronutrients"	Micronutrient Application for Neurological Treatment
2)	7,399,755	"Formulations Comprising Multiple Dietary and Endogenously Made Antioxidants and B-Vitamins"	Micronutrient Application for Neurological Treatment
3)	7,449,451	"Use of Multiple Antioxidant Micronutrients as Systemic Biological Radioprotective Agents Against Potential Ionizing Radiation Risks"	Micronutrient Application for Radiation Protection
4)	7,605,145	Micronutrient Formulations for Treatment of Diabetes Mellitus"	Micronutrient Application for Diabetes Treatment
5)	7,628,984	Micronutrient Formulations for Pulmonary and Heart Health"	Micronutrient Application for Cardiovascular Health
6)	7,635,469	Micronutrient Formulations for Hearing Health	Micronutrient Application for Hearing Health
7)	8,221,799	Multiple Antioxidant Optimal Health/Veteran's Ultimate Complete Formulations"	Applications for Brain and Biohazard Protection
8)	8,592,392	Multiple Antioxidant Micronutrients"	Expanded Application for Biohazard Protection
9)	9,655,966	Micronutrient Formulations for Radiation Applications	Micronutrient Application for Radiation Protection
10)	P-0563*	"Antioxidant Micronutrients in Electronic Cigarettes"	Micronutrient Application in new delivery systems
11)	CIP 12/284,841*	BioShield for Protection Against Environmental Exposures"	Micronutrient Application for Biohazard Protection

…with studies and trials to justify patents and claims

#	Retrospective Human Study/Trial	Investigator Partner
1)	Oxidative damage reduction, Immune function enhancement	University of Montevideo
2)	US Marines in harsh environments, Protection against oxidative damage	Mountain Warfare Training Center
3)	US Marines injured in Iraq, Improved recovery from concussive blasts, balance disorders	Naval Medical Center San Diego Hearing Health
4)	Audiology study, Improvement in tinnitus (ringing), hearing	Academy of Doctors of Audiology
5)	MAVRIC trial, Improvement in lipid status, regression of carotid artery thickness	Metro Fire Fighter divisions
6)	Low dose radiation study, Protection of human DNA against radiation exposure	University of Erlangen-Nurnberg
7)	Diabetes adjuvant study	Walter Reed National Military Medical Center
8)	Arthritis combined agent study Bone/Joint Health	KGK Synergize, Canada
9)	Murine radiation model	Armed Forces Radiobiology Research Institute
10)	Rabbit radiation model	NASA, Russian Academy of Sciences
11)	Sheep radiation model	NASA, Russian academy of Sciences
12)	Fruit fly (genetically altered) radiation model	Ames Research Center, NASA
13)	Rodent overpressure blast model	Naval Medical Research Center Neurological/Sports line
14)	Rodent Parkinson's disease model	Meharry Medical College

Cooperative Research And Development Agreements

1) US Navy CRADA – NMRC-06-2338
"Investigations into the Efficacy of an Antioxidant-containing Micronutrient Formulation for the Treatment of Hearing Loss and Balance Disorders Associated with Blast Injuries."

2) US Navy CRADA – NMRC-06-2383
"The Effects of Antioxidant Supplementation to Protect Against Cold at High Altitude."

3) US Army CRADA – W81XWH-07-0321
"Efficacy of Multiple Antioxidants in Reducing Damage Produced by Mustard Gas."

4) US Army CRADA – W81XWH-08-2007
"Efficacy of Multiple Antioxidants in reducing Damage Produced by Nerve Agents."

5) Space Act Agreement - NASA
"Development of a Successful Protection Formula Against Radiation-Induced Oxidative Injury in Vulnerable Populations."

6) US Army CRADA – W91YTZ-10-P-0773
"Evaluation of Micronutrients in Combination with Standard Therapy in the Management of Type 2 Diabetes."

7) US Army CRADA – W81XWH-11-10746
"Efficacy of Multiple Antioxidants in Combination with Standard Therapy in Reducing VX-Induced Seizures and Associated Behavior Changes."

8) US Army CRADA – W81XWH-12-0169
"Antioxidant Micronutrient Therapeutic Countermeasures for Chemical Agents."

ASPEN PURE
PROBIOTIC WATER



ASPEN PURE
PROBIOTIC WATER
AMERICA'S FINEST WATER
ROCKY MOUNTAIN PURE

The world's first shelf-stable, probiotic water

ASPEN PURE
NATURALLY PH BALANCED



ASPEN PURE
NATURALLY PH BALANCED

- 12 different Probiotic strains

Lactobacillus-Acidophilus	*Bifidobacterium Bifidum*
Lactobacillus Rhamnosus	*B-Lactis*
Lactobacillus Salivarius	*B-Infantis*
Lactobacillus Casei	*B-Breve*
Lactobacillus Plantarum	*B-Longum*
Lactobacillus-Lactis	*Streptococcus Thermophilus*

- >10 Billion Colony Forming Units per serving
- Artesian sourced water from the Colorado Rockies
- Perfectly naturally PH balanced
- Updated, clean brand iconography
- Ergonomic packaging
- Attractive margins for retailers, distribution partners
- Great value for consumers


#1 REHYDRATING Formula
NEW AGE
YOUR KIDS DESERVE BETTER
PediaAde
Physician Developed
RASPBERRY POMEGRANATE
1.1 QT (1L)
The Naturally Healthier Solution

PediaAde™

Physician Developed

Developed by some of the world's leading physicians,

PediaAde is world's first organic coconut water replenishment beverage, and the most rehydrating formula.

- First Organic Coconut Water Replenishment Formula
- Developed by leading physicians with micronutrient expertise
- More Key Electrolytes
- Better Carbohydrates
- Loaded with Antioxidants
- Loaded with Essential Vitamins
- Loaded with Minerals and Enzyme Cofactors
- Loaded with Amino Acids
- Made with Natural Ingredients
- Unlike competition, NO harmful Ingredients

Nutrition Facts

Serving size	8 fl oz (240ml)
Amount per serving **Calories**	**25**
	% Dail Value*
Total Fat 0g	0%
Saturated Fat 0g	0%
Trans Fat 0g	
Cholesterol 0mg	0%
Sodium 280mg	12%
Total Carbohydeate 6g	2%
Dietary Fiber 0g	0%
Total Shugars 5g	
Includes 4g Added Sugars	9%
Protein 0g	
Vitamin D 2mcg	10%
Calcium 50mg	4%
Iron 0mg	0%
Potassium 200mg	4%
Vitamin A 180mcg	20%
Vitamin C 23mg	25%
Vitamin E 3mg	20%
Thaimin 0.1mg	8%
Nicin 2mg	10%
Vitamin B_6 1mg	10%
Vitamin B_{12} 1mcg	60%
Phosphorus 50mg	40%
Magnesium 50mg	4%
Zinc 1mg	10%
Selenium 6mcg	10%
Selenium 6mcg	10%
Chromium 4mcg	10%
Chloride 239 mg	10%

* The % Daily Value tells you how much a nutrient in a serving of food contributes to a daily diet 2,000 calories a day is use for general nutrition advice.

Calories per gram
Fat 9 • Carbohydrate 4 • Protein 4

Pedia*Ade*	*Component*	**Competitor**
25	*Calories*	25
Coconut Water	*Base*	Tap Water
NO	*Red Dye # 40*	Yes
NO	*Yellow Dye #6*	Yes
NO	*Acesulfame Potassium*	Yes
Loaded	*Vitamins, Minerals*	No
Of Course	*Organic/Natural Ingredients*	No
Loaded	*Antioxidants*	No
Also, Yes	*Amino Acids, Enzyme Co-Factors*	No

PediaAde™
Physician Developed


KEY ELECTROLYTES IN PediaAde™
COMPARED TO OTHER HYDRATING BEVERAGES
BEVERAGE
PediaAde™
COMPETITOR
SPORT DRINK
SODA
APPLE JUICE
WATER
KEY ELECTROLYTES


PediaAde
PediaAde
PediaAde

ENHANCED RECOVERY AFTER SURGERY
ENHANCED RECOVERY

Developed by some of the world's leading physicians, **ENHANCED Recovery™** is the world's first organic coconut water Enhanced Recovery From Surgery (ERAS) Beverage



GET BETTER, FASTER
NEW AGE
ENHANCED RECOVERY AFTER SURGERY
ENHANCED
RECOVERY
ORANGE MANGO
Enhanced Cost Savings
Carbohydrates to alleviate hunger
Electrolytes for hydration
Antioxidants for metabolic function
Vitamins & Minerals for immune support
12 FL OZ (355 mL)

Enhanced Recovery™ Benefits/Claims

1) **Safety:** the gastric volume and acidity is reduced with faster return of GI tract motility; the morbidity of any aspiration is expected to be diminished

2) **Symptomatic relief:** post-operative nausea and vomiting is reduced; pain perception may also be decreased

3) **Metabolic**: post-operative insulin resistance and blood sugar level is lowered, decreasing tissue oxidative stress related to hyperglycemia

4) **Immune function:** may decrease infection rate and improve wound healing

5) **Patient attitude:** the "starving" sensation before surgery is reduced, and patient satisfaction markedly improves

6) **Hospital/Insurance cost**: less post-operative nausea, vomiting and other issues allow, more efficient patient management and decreased length of stay

Despite ERAS protocols having significant scientific support across the medical community and significant focus in the ERAS area, there is little competitive intensity in the category with most current recommendations from medical professionals to take juice or sports drinks pre-surgery

Enhanced Recovery	Ingredient/Component	Competitor	Juice/Sports Drinks
230	*Calories*	200	200+
Coconut Water	*Base*	Tap Water	Tap Water
55 Grams	*Total Carbohydrates*	50 grams	29 grams
Coconut Water, Organic Cane Sugar, D-Ribose	*Carbohydrate Source*	Maltodextrin*	HFCS, Sucralose
Sodium. Potassium	*Electrolytes*	None	Sodium/Potassium
Magnesium, Selenium, Zinc	*Mineral Co-Factors*	None	None
Vitamin C, B6, B12, Folate	*Vitamins*	None	None
L-Citrulline	*Amino Acids*	None	None
N-acetyl Cysteine, Carotenoids, L-carnitine	*Antioxidants*	None	None
D-Ribose	*Subunit of Nucleotides*	None	None
Blueberry Extract	*Phytonutrients*	None	None

*Maltodextrin is commonly associated with nausea and bloating

NEW AGE HEALTH SCIENCES

Portfolio Evolution

PremierMicronutrient CORPORATION

Human Need State/ Growth Opportunity		Phase I	Phase II	Phase III
Surgical Outcomes	ENHANCED RECOVERY (Enhanced Recovery After Surgery)			
Neural/Aural Protection	PremierMicronutrient Corporation	Protection	Treatment	Improvement
Radiation Protection	PremierMicronutrient Corporation	Medical/X-Ray Application	Consumer Application	
Digestive/Immune Improvement	ASPEN PURE PROBIOTIC WATER	Probiotic Medical		
Hydration/ Replenishment	PediaAde Physician Developed			

NASDAQ: NBEV

2/16	@ $0.19/share
2/17	@ $3.50/share
5/17	> $5.00/share



NBEV: Still in the 1st mile....

- *NBEV one of the few profitable small cap beverage firms*
- *Price to Sales ratio 3 times below the peer group average*

Peer Group Comparison as of 5/23

Symbol	Exchange	Revenue	Share Price	Price to Sales	Market Capitalization	Shares Outstanding
NBEV	**NASDAQ**	**$80.00**	**$5.27**	**2.1**	**$165.0**	**31.3**
REED	NYSE	$42.40	$3.10	1.0	$43.3	14.0
CELH	NASDAQ	$22.76	$3.93	7.6	$173.3	44.1
LTEA	NASDAQ	$1.90	$5.13	22.6	$43.0	8.4
JSDA	OTC	$15.60	$0.51	1.4	$21.1	41.3
MNST	NASDAQ	$3,049.00	$49.43	9.3	$28,225	571.0
DPS	NASDAQ	$6,440.00	$91.90	2.7	$16,890	183.8
FIZZ	NASDAQ	$705.10	$90.51	6.0	$4,214	46.6
PEP	NYSE	$62,799.00	$115.05	2.6	$164,522	1,430.0
KO	NYSE	$41,863.00	$44.39	4.5	$191,321	4,310.0
Group Avg.				6.0		
NASDAQ Avg.				3.2		

Summary: Emerging Competitive Advantages

1) **Emerging capability to drive superior organic growth on core business**
   - *7-10% topline growth average last 3 quarters*
   - *Distribution expansion, leverage of DSD network*
   - *Key Account expansion…with good in-store execution*
   - *Pervasive marketing, Portfolio evolution*

1) **Emerging capability to acquire and integrate new companies**
   - *Averaging one acquisition per quarter (Búcha, Marley, Coco-Libre, PMC)*
   - *Experience to integrate, consolidate into New Age Platform*
   - *Discipline to eliminate OPEX*
   - *Significant top-line scale and bottom-line profit impact*

1) **Emerging capability to develop disruptive new products**
   - *Aspen Pure Probiotic*
   - *PediaAde*
   - *Enhanced Recovery*
   - *Organic Marley Mate*

DISCOVER

A NEW AGE

B. Riley Institutional Investor Conference